UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 15, 2007

Date of Report (Date of earliest event reported)

NewStar Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33211	54-2157878
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

500 Boylston, Street, Suite 1600, Boston, MA 02116

(Address of principal executive offices)

(617) 848-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 15, 2007, the Board of Directors of NewStar Financial, Inc. approved 2006 cash bonuses for the following named executive officers:

Timothy J. Conway, Chairman, Chief Executive Officer and President	$1,300,000
Peter A. Schmidt-Fellner, Chief Investment Officer, Director	$1,150,000
John K. Bray, Chief Financial Officer	$600,000
Phillip R. Burnaman II, Managing Director and Head of Structured Products	$625,000
David R. Dobies, Managing Director and Co-Head of Middle Market Corporate	$1,000,000
Timothy C. Shoyer, Managing Director and Co-Head of Middle Market Corporate	$700,000

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEWSTAR FINANCIAL INC.

Date: February 21, 2007

By:  /s/  JOHN K. BRAY

        John K. Bray

        Chief Financial Officer

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